SECURITIES PURCHASE AGREEMENT

     THIS SECURITIES PURCHASE AGREEMENT (the "Agreement"), is dated and effective as of July 5, 2005 by and between SofCast, Inc. ("SofCast"), and eWorldMedia Holdings, Inc., a Nevada corporation, ("EWME") (collectively, the "Parties").

                            W I T N E S S E T H

     WHEREAS, the Parties have entered into a certain Purchase and Licensing Agreement dated July 5, 2005. The terms of said Purchase and Licensing Agreement, attached hereto as Exhibit A, are incorporated herein by this reference.

     WHEREAS, as consideration for services to be rendered by SofCast, EWME has offered to sell to SofCast up to 2,000,000 shares of its common stock (the "Shares"), which Shares are valued at $.005 per Share.

     WHEREAS, EWME desires to sell to SofCast and SofCast desires to purchase from EWME, up to 2,000,000 Shares upon the terms and conditions set forth herein.

     NOW THEREFORE, in consideration of the promises and respective mutual agreements herein contained, it is agreed by and between the Parties hereto as follows:

                                 ARTICLE 1
                      SALE AND PURCHASE OF THE SHARES

     1.1 Sale of the Shares. Pursuant to certain benchmarks as described in the Purchase and Licensing Agreement and subject to the terms and conditions herein set forth, and on the basis of the representations, warranties and agreements herein contained, EWME shall sell to SofCast, and SofCast shall purchase from EWME, the Shares.

     1.2 Instruments of Conveyance and Transfer. As such times when the Shares are earned, as provided in the Purchase and Licensing Agreement, EWME shall deliver a certificate or certificates representing the Shares of EWME to SofCast sufficient to transfer all right, title and interest in the Shares to SofCast.

     1.3 Consideration and Payment for the Shares. In consideration for the SHARES, SofCast will have provided services valued at $10,000 ($.005 per Share), which services will not have been otherwise been compensated with cash or any other form of payment. Said services are further described in the Purchase and Agreement.

                                 ARTICLE 2
             REPRESENTATIONS AND COVENANTS OF EWME AND SOFCAST

     2.1  EWME hereby represents and warrants that:

          (a) The Shares issued hereunder have been duly authorized by the appropriate corporate action of EWME.

          (b) EWME shall transfer title, in and to the Shares to SofCast free and clear of all liens, security interests, pledges, encumbrances, charges, restrictions, demands and claims, of any kind and nature whatsoever, whether direct or indirect or contingent.

          (c) Pursuant to the Purchase and Licensing Agreement, EWME shall deliver to SofCast a certificate or certificates representing the Shares subject to no liens, security interests, pledges, encumbrances, charges, restrictions, demands or claims in any other Party whatsoever, except as set forth in the legend on the certificate, which legend shall provide as follows:




     THE SHARES (OR OTHER SECURITIES) REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

          (d) SofCast acknowledges that the Shares will initially be "restricted securities" (as such term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended ("Rule 144"), that the Shares will include the foregoing restrictive legend, and, except as otherwise set forth in this Agreement, that the Shares cannot be sold unless registered with the United States Securities and Exchange Commission ("SEC") and qualified by appropriate state securities regulators, or unless SofCast obtains written consent from EWME and otherwise complies with an exemption from such registration and qualification (including, without limitation, compliance with Rule 144).

          (e) SofCast acknowledges and agrees that EWME makes no other representations or warranties with respect to the Shares or the EWME.

     2.2  SofCast represents and warrants to EWME as follows:

          (a) SofCast has adequate means of providing for current needs and contingencies, has no need for liquidity in the investment, and is able to bear the economic risk of an investment in the Shares offered by EWME of the size contemplated. SofCast represents that SofCast is able to bear the economic risk of the investment and at the present time could afford a complete loss of such investment. SofCast has had a full opportunity to inspect the books and records of the EWME and to make any and all inquiries of EWME officers and directors regarding the EWME and its business as SofCast has deemed appropriate.

          (b) SofCast is an "Accredited Investor" as defined in Regulation D of the Securities Act of 1933 (the "Act") or SofCast, either alone or with SofCast's professional advisers who are unaffiliated with, have no equity interest in and are not compensated by EWME or any affiliate or selling agent of EWME, directly or indirectly, has sufficient knowledge and experience in financial and business matters that SofCast is capable of evaluating the merits and risks of an investment in the Shares offered by EWME and of making an informed investment decision with respect thereto and has the capacity to protect SofCast's own interests in connection with SofCast's proposed investment in the Shares.

          (c) SofCast is acquiring the Shares solely for SofCast's own account as principal, for investment purposes only and not with a view to the resale or distribution thereof, in whole or in part, and no other person or entity has a direct or indirect beneficial interest in such Shares.

          (d) SofCast will not sell or otherwise transfer the Shares without registration under the Act or an exemption therefrom and fully understands and agrees that SofCast must bear the economic risk of SofCast's purchase for an indefinite period of time because, among other reasons, the Shares have not been registered under the Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Act and under the applicable securities laws of such states or unless an exemption from such registration is available.

          (e) SofCast has reviewed EWME's annual and quarterly reports as filed with the Securities and Exchange Commission and financial statements, to the extent SofCast deemed necessary and has had the opportunity to ask questions of EWME's officers and directors on any matters it deemed necessary prior to making this investment.


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                                 ARTICLE 3
                               MISCELLANEOUS

     3.1 Entire Agreement. This Agreement and the Purchase and Licensing Agreement set forth the entire agreement and understanding of the Parties hereto with respect to the transactions contemplated hereby, and supersedes all prior agreements, arrangements and understandings related to the subject matter hereof. No understanding, promise, inducement, statement of intention, representation, warranty, covenant or condition, written or oral, express or implied, whether by statute or otherwise, has been made by any Party hereto which is not embodied in this Agreement or the Purchase and Licensing Agreement or the written statements, certificates, or other documents delivered pursuant hereto or in connection with the transactions contemplated hereby, and no arty hereto shall be bound by or liable for any alleged understanding, promise, inducement, statement, representation, warranty, covenant or condition not so set forth.

     3.2 Notices. Any notice, request, instruction, or other document required by the terms of this Agreement, or deemed by any of the Parties hereto to be desirable, to be given to any other hereto shall be in writing and shall be given by facsimile, personal delivery, overnight delivery, or mailed by registered or certified mail, postage prepaid, with return receipt requested, to the following addresses:

TO EWME:       Ronald C. Touchard, CEO
               600 Anton Blvd., 11th Floor
               Costa Mesa, CA 92626-7221

TO SofCast:    At the address below SofCast's signature on this Agreement


     The persons and addresses set forth above may be changed from time to time by a notice sent as aforesaid. If notice is given by facsimile, personal delivery, or overnight delivery in accordance with the provisions of this Section, said notice shall be conclusively deemed given at the time of such delivery. If notice is given by mail in accordance with the provisions of this Section, such notice shall be conclusively deemed given seven days after deposit thereof in the United States mail.

     3.3 Waiver and Amendment. Any term, provision, covenant, representation, warranty or condition of this Agreement may be waived, but only by a written instrument signed by the Party entitled to the benefits thereof. The failure or delay of any Party at any time or times to require performance of any provision hereof or to exercise its rights with respect to any provision hereof shall in no manner operate as a waiver of or affect such Party's right at a later time to enforce the same. No waiver by any Party of any condition, or of the breach of any term, provision, covenant, representation or warranty contained in this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or waiver of any other condition or of the breach of any other term, provision, covenant, representation or warranty. No modification or amendment of this Agreement shall be valid and binding unless it be in writing and signed by all Parties hereto.

     3.4 Choice of Law. This Agreement and the Purchase and Licensing Agreement and the rights of the Parties hereunder shall be governed by and construed in accordance with the laws of the State of California including all matters of construction, validity, performance, and enforcement and without giving effect to the principles of conflict of laws.

     3.5  Jurisdiction.  The Parties submit to the jurisdiction of the
Courts of the County of   Orange, State of California or a Federal Court
empanelled in the State of California for the resolution of all legal disputes arising under the terms of this Agreement and the Purchase and Licensing Agreement, including, but not limited to, enforcement of any arbitration award.


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     3.6  Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

     3.7 Attorneys' Fees. Except as otherwise provided herein, if a dispute should arise between the Parties including, but not limited to arbitration, the prevailing Party shall be reimbursed by the non-prevailing Party for all reasonable expenses incurred in resolving such dispute, including reasonable attorneys' fees exclusive of such amount of attorneys' fees as shall be a premium for result or for risk of loss under a contingency fee arrangement.

     3.8 Taxes. Any income taxes required to be paid in connection with the payments due hereunder, shall be borne by the Party required to make such payment. Any withholding taxes in the nature of a tax on income shall be deducted from payments due, and the Party required to withhold such tax shall furnish to the Party receiving such payment all documentation necessary to prove the proper amount to withhold of such taxes and to prove payment to the tax authority of such required withholding.

     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement, as of the date first written hereinabove.

EWME



---------------------------------------
By:  Ron Touchard
Its:  CEO

SOFCAST

     PLEASE CHECK ONE:

     I. If I am an individual, I certify that I am an "accredited investor" because:

------ I had an individual income of more than $200,000 in each of the two most recent calendar years, and I reasonably expect to have an individual income in excess of $200,000 in the current calendar year; or my spouse and I had joint income in excess of $300,000 in each of the two most recent calendar years, and we reasonably expect to have a joint income in excess of $300,000 in the current calendar year.

     OR

------ I have an individual net worth, or my spouse and I have a joint net worth, in excess of $1,000,000 (including home and personal property).


II. If SofCast is a corporation, partnership, employee benefit plan or IRA, it certifies as follows:

     A. Has the subscribing entity been formed for the specific purpose of investing in the Securities?

          _   YES              _  NO

If your answer to question A is "No" CHECK whichever of the following statements (1-5) is applicable to you. If your answer to question A is "Yes" the subscribing entity must be able to certify to statement (B) below in order to qualify as an "accredited investor".



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     The undersigned entity certifies that it is an "accredited investor"
because it is:

     1. _______ an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, provided that the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, and the plan fiduciary is a bank, savings and loan association, insurance company or registered investment adviser; or

     2. _______ an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 that has total assets in excess of $5,000,000; or

     3. _______ each of its shareholders, partners, or beneficiaries meets at least one of the following conditions described above under Individual Accredited Investor Status. Please also CHECK the appropriate space in that section; or

     4. _______ the plan is a self directed employee benefit plan and the investment decision is made solely by a person that meets at least one of the conditions described above under Individual Accredited Investor Status; or

     5. _______ a corporation, a partnership or a Massachusetts or similar business trust with total assets in excess of $5,000,000.

     B. If the answer to Question A above is "Yes," please certify the statement below is true and correct:

     _______ The undersigned entity certifies that it is an accredited investor because each of its shareholder or beneficiaries meets at least one of the following conditions described above under Individual Accredited Investor Status. Please also CHECK the appropriate space in that section.

     III.   If SofCast is a Trust, it certifies as follows:

     A. Has the subscribing entity been formed for the specific purpose of investing in the Securities?


          _   YES              _  NO

     If your answer to question A is "No" CHECK whichever of the following statements (1-3) is applicable to the subscribing entity. If your answer to question A is "Yes" the subscribing entity must be able to certify to the statement (3) below in order to qualify as an "accredited investor".

     The undersigned trustee certifies that the trust is an "accredited investor" because:

     _______1) the trust has total assets in excess of $5,000,000 and the investment decision has been made by a "sophisticated person"; or

     _______2) the trustee making the investment decision on its behalf is a bank (as defined in Section 3(a)(2) of the Act), a saving and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, acting in its fiduciary capacity; or

     _______3) the undersigned trustee certifies that the trust is an accredited investor because the grantor(s) of the trust may revoke the trust at any time and regain title to the trust assets and has (have) retained sole investment control over the assets of the trust and the
(each) grantor(s) meets at least one of the following conditions described above under Individual Accredited Investor Status. Please also CHECK the appropriate space in that section.






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Print Name: _______________________________________


__________________________________________________________
[Signature]


__________________________________________________________
Address

__________________________________________________________
Address

__________________________________________________________
Social Security/Tax I.D. Number



















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